UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
July 17, 2014
Date of Report (Date of Earliest Event Reported)
CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court
San Jose, California 95134

(Address of principal executive offices and zip code)
(408) 943-2600
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 17, 2014, Cypress Semiconductor Corporation (the “Company”) issued a press release announcing its consolidated results for the three months ended June 29, 2014. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing made by the Company with the U.S. Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit 99.1	Press Release dated as of July 17, 2014, announcing the Company’s consolidated results for the three months ended June 29, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: July 17, 2014	By: /s/ Thad Trent
Thad Trent
Executive Vice President, Finance and Administration and
Chief Financial Officer

INDEX TO EXHIBIT

Exhibit	Description
99.1	Press Release dated as of July 17, 2014 announcing the Company’s consolidated results for the three months ended June 29, 2014.